ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES (Details) - USD ($) $ in Thousands		Dec. 31, 2017	Dec. 31, 2016
Accrued payroll and welfare		$ 2,249	$ 2,848
Other tax payable		1,314	1,366
Accrued staff disbursement		1,460	1,447
Deposit payable		613	266
Accrued professional fees		166	290
Other current liabilities		868	1,288
Payable to non-controlling interest holders		0	135
Payable to AM Advertising and its subsidiaries	[1]	5,566	25,956
Total accrued expenses and other current liabilities		$ 12,236	$ 33,596

[1]	The amounts due to AM Advertising and its subsidiaries mainly represent the concession fee payables for using concessions owned by AM Advertising and its subsidiaries, which will be settled while the MoU is effective.